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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 24, 2003


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                   1-10545                     13-3355897
    (State or Other       (Commission File Number)          (IRS Employer
    Jurisdiction of                                         Identification
    Incorporation)                                               Number)


   80 Pine Street, New York, New York                            10005
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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Item 9. Regulation FD Disclosure.

     The following information contained in Item 9 of this Current Report is being furnished pursuant to both Item 9 and Item 12, "Results of Operations and Financial Condition."

     On July 24, 2003, Transatlantic Holdings, Inc. ("TRH") issued a press release announcing its financial results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

     The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.



                                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSATLANTIC HOLDINGS, INC.
                                                     (Registrant)

Date: July 24, 2003
                                              By /s/ STEVEN S. SKALICKY
                                                 -------------------------------
                                                 Name: Steven S. Skalicky
                                                 Title: Executive Vice President
                                                        and Chief Financial
                                                        Officer





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                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------
99.1                        Press release of Transatlantic Holdings, Inc. dated
                            July 24, 2003.
